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     SUPPLEMENT NO. 2 dated March 26, 2004

TO   PROSPECTUS dated September 1, 2003

FOR  STATE STREET RESEARCH LARGE-CAP ANALYST FUND
     A SERIES OF STATE STREET RESEARCH SECURITIES TRUST


     INVESTMENT MANAGEMENT

     Effective March 2004, the last paragraph under the caption "Investment Management" at page 8 of the prospectus is revised in its entirety as follows:

     "The fund is managed by a portfolio management team. The portfolio management team includes Ajay Mehra and Denis J. Walsh, III. Mr. Mehra, a managing director, joined the firm in 2003. During the past five years he has also served as a senior vice president, vice president and portfolio manager for Columbia Management Group. Mr. Walsh, a managing director, joined the firm in 1999. During the past five years he has also served as a senior research analyst at Fleet Investment Advisors. The portfolio management team oversees the management of the fund, determines overall industry allocations within sectors in consultation with research analysts and monitors portfolio risk controls for the fund's portfolio. Research analysts are responsible for individual securities selection within various sectors of the fund's portfolio."


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                                                                   LCA-8479-0304
                                                  Control Number:(exp0904)SSR-LD
                                                                           40503